SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

HURCO COMPANIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-9143	35-1150732
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

ONE TECHNOLOGY WAY
INDIANAPOLIS, INDIANA    46268
(Address of principal executive offices and zip code)

(317) 293-5309
(Registrants' telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 2.02.    RESULTS OF OPERATION AND FINANCIAL CONDITION

On December 8, 2004, Hurco Companies, Inc. (the "Registrant") reported its results of operations for the fiscal year ended October 31, 2004. The Registrant's earnings release for the period is attached as Exhibit 99 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2004

HURCO COMPANIES, INC.

By:  /s/ Stephen J. Alesia
  Stephen J. Alesia
  Vice President and
  Chief Financial Officer

  EXHIBIT INDEX

Exhibit 99    Press Release of Hurco Companies, Inc. dated December 8, 2004